Exhibit 99.1

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316
JLL Reports 13 Percent First-Quarter 2014 Fee Revenue Growth
Fee revenue of $878 million; Adjusted EPS of $0.39

CHICAGO, April 30, 2014 - Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share (“EPS”) of $0.39 for the first quarter of 2014. First-quarter fee revenue totaled $878 million, up 13 percent from the first quarter of 2013. All percentage variances are calculated on a local currency basis.

•	Broad-based revenue growth led by Leasing and Property & Facility Management

•	Global transaction pipelines and client confidence remain strong

•	LaSalle Investment Management raised nearly $1 billion of equity commitments

•	Investments in recruitment, IT and data strengthen platform

•	5 percent increase in semi-annual dividend, to $0.23 per share, reflects robust cash generation

Summary Financial Results ($ in millions, except per share data)	Three Months Ended
	March 31,
	2014	2013

Revenue	$1,037	$856
Fee Revenue[1]	$878	$781
Adjusted Net Income[2]	$17	$16
U.S. GAAP Net Income	$16	$13
Adjusted Earnings per Share[2]	$0.39	$0.36
Earnings per Share	$0.35	$0.29
Adjusted EBITDA[3]	$52	$48
Adjusted EBITDA, Real Estate Services	$35	$34
Adjusted EBITDA, LaSalle Investment Management	$17	$14
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 2

“Solid first-quarter revenue and profits produced a good start to 2014 for JLL,” said Colin Dyer, the firm’s President and CEO. “The broad strength of our business globally and improved client confidence in market conditions point to another year of healthy growth for the firm,” Dyer added.

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2014	2013

Real Estate Services (“RES”)
Leasing	$270.4	$229.2	18%
Capital Markets & Hotels	115.5	120.7	(6)%
Property & Facility Management Fee Revenue[1]	247.8	212.1	20%
Property & Facility Management	345.3	251.1	42%
Project & Development Services Fee Revenue[1]	87.4	77.1	14%
Project & Development Services	149.5	113.6	31%
Advisory, Consulting and Other	92.9	81.7	12%
Total RES Fee Revenue[1]	$814.0	$720.8	14%
Total RES Revenue	$973.6	$796.3	23%

LaSalle Investment Management
Advisory Fees	$55.9	$56.4	(2)%
Transaction Fees & Other	4.6	3.1	52%
Incentive Fees	3.3	0.2	n/m
Total LaSalle Investment Management Revenue	$63.8	$59.7	6%

Total Firm Fee Revenue[1]	$877.8	$780.5	13%
Total Firm Revenue	$1,037.4	$856.0	22%

n/m - not meaningful

Consolidated Performance Highlights:

•
Consolidated fee revenue was $878 million for the quarter, up $97 million or 13 percent, from 2013. Growth was broad-based, led by Leasing, up $41 million or 18 percent, and Property & Facility Management, up $36 million or 20 percent.

•	Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $857 million for the quarter, compared with $757 million last year, an increase of 14 percent.

•
LaSalle Investment Management’s advisory fees for the quarter remained steady compared with last year while transaction and incentive fee growth contributed to a total revenue increase of 6 percent. Its fundraising success continued in the first quarter with $930 million of equity raised.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 3

Balance Sheet and Dividend:

•
The firm’s total net debt was $731 million at quarter end, a decrease of $139 million from the first quarter last year as the firm’s strong cash generation continues.   Total net debt at March 31, 2014, increased from $437 million at year end 2013, driven by incentive compensation payments in the first quarter of the year and consistent with seasonal borrowing patterns.

•
Net interest expense for the first quarter was $6.6 million, compared with $7.9 million in 2013.  The reduction was driven both by lower debt levels and improved pricing on the firm’s long-term credit facility, which was renewed in October 2013.

•
Reflecting confidence in the firm’s cash generation, the Board of Directors announced a semi-annual dividend of $0.23 per share, a 5 percent increase from the $0.22 per share payment made in December 2013.  The dividend payment will be made on June 13, 2014, to shareholders of record at the close of business on May 15, 2014.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 4

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2014	2013

Leasing	$188.6	$152.3	24%
Capital Markets & Hotels	40.2	38.7	4%
Property & Facility Management Fee Revenue[1]	106.3	89.4	21%
Property & Facility Management	146.2	108.5	39%
Project & Development Services Fee Revenue[1]	44.6	37.7	20%
Project & Development Services	45.5	37.9	22%
Advisory, Consulting and Other	26.6	24.1	11%
Operating Revenue	$406.3	$342.2	20%

Equity Earnings	0.2	0.2	0%
Total Segment Fee Revenue[1]	$406.5	$342.4	20%
Total Segment Revenue	$447.3	$361.7	25%

Americas Performance Highlights:

•
Fee revenue for the quarter was $407 million, an increase of 20 percent from 2013. Double-digit growth was achieved in Leasing, up $36 million or 24 percent, as well as Property & Facility Management and Project & Development Services.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $390 million for the quarter, up 20 percent from last year.

•	Operating income was $17 million for the quarter, compared with $15 million in 2013.

•	Adjusted EBITDA was $30 million for the quarter, compared with $25 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 7.5 percent, compared with 7.3 percent in 2013.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2014	2013

Leasing	$54.0	$48.9	6%
Capital Markets & Hotels	54.4	58.2	(11)%
Property & Facility Management Fee Revenue[1]	52.1	40.4	24%
Property & Facility Management	76.5	42.7	73%
Project & Development Services Fee Revenue[1]	28.7	24.1	13%
Project & Development Services	82.1	56.0	40%
Advisory, Consulting and Other	44.8	39.1	9%
Operating Revenue	$234.0	$210.7	6%

Equity Earnings	0.0	0.0	0%
Total Segment Fee Revenue[1]	$234.0	$210.7	6%
Total Segment Revenue	$311.8	$244.9	22%

EMEA Performance Highlights:

•
Fee revenue for the quarter was $234 million, an increase of 6 percent from 2013, driven by fee revenue increases of 24 percent in Property & Facility Management and 13 percent in Project & Development Services. Leasing revenue also increased 6 percent in the quarter. Capital Markets & Hotels revenue of $54 million compared against a 2013 result that was up 50 percent against the prior year and included significant contributions from Russia.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $239 million for the quarter, up 8 percent from last year.

•	Adjusted operating income, which excludes King Sturge amortization, was a loss of $4 million for the quarter, compared with a $1 million loss in 2013.

•	Adjusted EBITDA was $1 million for the quarter, compared with $3 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 0.2 percent, down from 1.6 percent last year.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2014	2013

Leasing	$27.8	$28.0	5%
Capital Markets & Hotels	20.9	23.8	(7)%
Property & Facility Management Fee Revenue[1]	89.4	82.3	17%
Property & Facility Management	122.6	99.9	32%
Project & Development Services Fee Revenue[1]	14.1	15.3	0%
Project & Development Services	21.9	19.7	22%
Advisory, Consulting and Other	21.5	18.5	22%
Operating Revenue	$173.7	$167.9	11%

Equity Earnings	(0.1)	0.1	n/m
Total Segment Fee Revenue[1]	$173.6	$168.0	11%
Total Segment Revenue	$214.6	$190.0	21%

n/m - not meaningful

Asia Pacific Performance Highlights:

•
Fee revenue for the quarter was $174 million, an increase of 11 percent from 2013. Property & Facility Management fee revenue was up 17 percent, bolstered by the ongoing success of the region’s corporate outsourcing business.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $173 million for the quarter, up 11 percent from last year.

•	Operating income was $1 million for the quarter, compared with $2 million in 2013.

•	Adjusted EBITDA was $4 million for the quarter, compared with $6 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 2.5 percent, down from 3.3 percent last year.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2014	2013

Advisory Fees	$55.9	$56.4	(2)%
Transaction Fees & Other	4.6	3.1	52%
Incentive Fees	3.3	0.2	n/m
Operating Revenue	$63.8	$59.7	6%

Equity Earnings	8.8	5.2	65%
Total Segment Revenue	$72.6	$64.9	11%

n/m - not meaningful

LaSalle Investment Management Performance Highlights:

•
Advisory fees were $56 million for the quarter, consistent with the first quarter of 2013. Total segment revenue, including transaction fees, incentive fees and equity earnings, was $73 million for the quarter, compared with $65 million last year.

•	Operating expenses were $56 million for the quarter, compared with $52 million last year.

•	Operating income was $16 million for the quarter, compared with $13 million in 2013. Operating income margin was 22.6 percent, up from 20.4 percent last year.

•	LaSalle Investment Management raised $930 million of equity commitments during the quarter.

•
Assets under management were $48.0 billion as of March 31, 2014, compared with $47.6 billion at December 31, 2013. The net increase in assets under management resulted from $2.1 billion of acquisitions and takeovers, $2.7 billion of dispositions and withdrawals, $0.9 billion of net value increase and $0.1 billion of net increase due to foreign currency movements.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 8

About Jones Lang LaSalle
JLL (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual fee revenue of $4 billion, JLL has more than 200 corporate offices and operates in 75 countries worldwide. On behalf of its clients, the firm provides management and real estate outsourcing services for a property portfolio of 3 billion square feet and completed $99 billion in sales, acquisitions and finance transactions in 2013. Its investment management business, LaSalle Investment Management, has $48.0 billion of real estate assets under management. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2013, and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Statements speak only as of the date of this release. JLL expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events.

Jones Lang LaSalle Reports First-Quarter 2014 Results - Page 9

Conference Call
The firm will conduct a conference call for shareholders, analysts and investment professionals on Wednesday, April 30 at 9:00 a.m. EDT.
To participate in the conference call, please dial into one of the following phone numbers five to ten minutes before the start time:

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Pass code:	29011776

Webcast
Follow these steps to listen to the webcast:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.visualwebcaster.com/event.asp?id=98921 and follow instructions

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, please call the Webcast Hotline +1 877 863 2113 and provide your Event ID (98921).

Supplemental Information
Supplemental information regarding the first-quarter 2014 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 12:00 p.m. EDT Wednesday, April 30 through 11:30 p.m. EDT Friday, May 30 at the following numbers:

∙	U.S. callers:	+1 855 859 2056	or + 1 800 585 8367
∙	International callers:	+1 404 537 3406
∙	Pass code:	29011776

Web Audio Replay
Audio replay will be available for download or stream. This information and link is also available on the company’s website:  www.jll.com.
If you have any questions, email Jones Lang LaSalle’s Investor Relations department at JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three Months Ended March 31, 2014 and 2013
(in thousands, except share data)
(Unaudited)
	Three Months Ended March 31,

	2014	2013

Revenue	$1,037,442	$855,988

Operating expenses:
Compensation and benefits	637,340	563,720
Operating, administrative and other	356,999	249,921
Depreciation and amortization	22,411	19,079
Restructuring and acquisition charges [4]	35,958	3,168
Total operating expenses	1,052,708	835,888

Operating income (loss) [1]	(15,266)	20,100

Interest expense, net of interest income	(6,637)	(7,923)
Equity earnings from real estate ventures	8,903	5,482

Income (loss) before income taxes and noncontrolling interest [4]	(13,000)	17,659
Provision for (benefit from) income taxes [4]	(29,145)	4,397
Net income [4]	16,145	13,262

Net income attributable to noncontrolling interest	243	106
Net income attributable to the Company	$15,902	$13,156

Basic earnings per common share	$0.36	$0.30

Basic weighted average shares outstanding	44,513,813	44,080,767

Diluted earnings per common share [2]	$0.35	$0.29

Diluted weighted average shares outstanding	45,201,708	45,055,399

EBITDA [3]	$16,048	$44,662

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three Months Ended March 31, 2014 and 2013
(in thousands)
(Unaudited)
	Three Months Ended March 31,

	2014	2013
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$447,082	$361,467
Equity earnings	235	217
Total segment revenue	447,317	361,684
Gross contract costs[1]	(40,783)	(19,278)
Total segment fee revenue	406,534	342,406

Operating expenses:
Compensation, operating and administrative expenses	417,009	336,559
Depreciation and amortization	13,311	10,453
Total segment operating expenses	430,320	347,012
Gross contract costs[1]	(40,783)	(19,278)
Total fee-based segment operating expenses	389,537	327,734

Operating income	$16,997	$14,672

Adjusted EBITDA	$30,308	$25,125

EMEA
Revenue:
Operating revenue	$311,882	$244,905
Equity earnings	—	—
Total segment revenue	311,882	244,905
Gross contract costs[1]	(77,853)	(34,207)
Total segment fee revenue	234,029	210,698

Operating expenses:
Compensation, operating and administrative expenses	311,346	241,525
Depreciation and amortization	5,444	4,983
Total segment operating expenses	316,790	246,508
Gross contract costs[1]	(77,853)	(34,207)
Total fee-based segment operating expenses	238,937	212,301

Operating loss	$(4,908)	$(1,603)

Adjusted EBITDA	$536	$3,380

	Three Months Ended March 31,

	2014	2013
ASIA PACIFIC
Revenue:
Operating revenue	$214,705	$189,901
Equity earnings (losses)	(82)	114
Total segment revenue	214,623	190,015
Gross contract costs[1]	(40,967)	(21,997)
Total segment fee revenue	173,656	168,018

Operating expenses:
Compensation, operating and administrative expenses	210,305	184,449
Depreciation and amortization	3,168	3,128
Total segment operating expenses	213,473	187,577
Gross contract costs[1]	(40,967)	(21,997)
Total fee-based segment operating expenses	172,506	165,580

Operating income	$1,150	$2,438

Adjusted EBITDA	$4,318	$5,566

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$63,773	$59,715
Equity earnings	8,750	5,151
Total segment revenue	72,523	64,866

Operating expenses:
Compensation, operating and administrative expenses	55,679	51,107
Depreciation and amortization	488	516
Total segment operating expenses	56,167	51,623

Operating income	$16,356	$13,243

Adjusted EBITDA	$16,844	$13,759

SEGMENT RECONCILING ITEMS:
Total segment revenue	$1,046,345	$861,470
Reclassification of equity earnings	8,903	5,482
Total revenue	$1,037,442	$855,988

Total operating expenses before restructuring and acquisition charges	1,016,750	832,720
Operating income before restructuring and acquisition charges	$20,692	$23,268

Restructuring and acquisition charges	35,958	3,168
Operating income (loss) after restructuring and acquisition charges	$(15,266)	$20,100

Total adjusted EBITDA	$52,006	$47,830
Restructuring and acquisition charges	35,958	3,168
Total EBITDA	$16,048	$44,662

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
March 31, 2014, December 31, 2013 and March 31, 2013
(in thousands)
	(Unaudited)		(Unaudited)
	March 31,	December 31,	March 31,
	2014	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$140,148	$152,726	$133,470
Trade receivables, net of allowances	1,129,020	1,237,514	913,615
Notes and other receivables	175,869	94,519	104,767
Warehouse receivables	7,702	—	137,445
Prepaid expenses	73,082	56,491	56,646
Deferred tax assets, net	125,045	130,822	52,050
Other	14,211	52,156	21,568
Total current assets	1,665,077	1,724,228	1,419,561

Property and equipment, net of accumulated depreciation	316,765	295,547	260,961
Goodwill, with indefinite useful lives	1,903,409	1,900,080	1,836,933
Identified intangibles, net of accumulated amortization	43,614	45,579	43,556
Investments in real estate ventures	291,779	287,200	272,161
Long-term receivables	60,959	65,353	64,698
Deferred tax assets, net	88,747	104,654	189,176
Other	185,292	174,712	148,201
Total assets	$4,555,642	$4,597,353	$4,235,247

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$491,129	$528,505	$399,832
Accrued compensation	504,164	810,425	413,705
Short-term borrowings	16,819	24,522	37,798
Deferred tax liabilities, net	11,274	11,274	10,113
Deferred income	98,324	104,410	59,396
Deferred business acquisition obligations	35,649	36,040	119,302
Warehouse facility	7,702	—	137,445
Other	116,011	143,248	101,637
Total current liabilities	1,281,072	1,658,424	1,279,228

Noncurrent liabilities:
Credit facility	443,000	155,000	470,000
Long-term senior notes	275,000	275,000	275,000
Deferred tax liabilities, net	18,029	18,029	3,106
Deferred compensation	107,484	103,199	82,936
Deferred business acquisition obligations	100,384	99,196	100,847
Minority shareholder redemption liability	10,456	20,667	19,707
Other	95,904	77,029	73,913
Total liabilities	2,331,329	2,406,544	2,304,737

	(Unaudited)		(Unaudited)
	March 31,	December 31,	March 31,
	2014	2013	2013
Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,541,623, 44,447,958,and 44,084,721 shares issued and outstanding as of March 31, 2014, December 31, 2013 and March 31, 2013, respectively	445	444	441
Additional paid-in capital	949,718	945,512	939,058
Retained earnings	1,282,869	1,266,967	1,030,284
Shares held in trust	(8,060)	(8,052)	(7,558)
Accumulated other comprehensive loss	(11,384)	(25,202)	(39,679)
Total Company shareholders' equity	2,213,588	2,179,669	1,922,546

Noncontrolling interest	10,725	11,140	7,964
Total equity	2,224,313	2,190,809	1,930,510

Total liabilities and equity	$4,555,642	$4,597,353	$4,235,247

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Three Months March 31, 2014 and 2013
(in thousands)

	Three Months Ended
	March 31,
	2014	2013

Cash used in operating activities	$(263,428)	$(301,456)

Cash used in investing activities	(39,297)	(20,777)

Cash provided by financing activities	290,147	303,544

Net decrease in cash and cash equivalents	$(12,578)	(18,689)

Cash and cash equivalents, beginning of period	152,726	152,159

Cash and cash equivalents, end of period	$140,148	$133,470

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1. Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses”, respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins.

Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three months ended March 31, 2014, and 2013.

	Three Months Ended
	March 31,
($ in millions)	2014	2013

Revenue	$1,037.4	$856.0
Gross contract costs	(159.6)	(75.5)
Fee revenue	$877.8	$780.5

Operating expenses	$1,052.7	$835.9
Gross contract costs	(159.6)	(75.5)
Fee-based operating expenses	$893.1	$760.4

Operating income (loss)	$(15.3)	$20.1

Add:
Restructuring and acquisition charges*	36.0	3.2
King Sturge intangible amortization	0.6	0.6
Adjusted operating income	$21.3	$23.9

Adjusted operating income margin	2.4%	3.1%
*See note 4 for more information on restructuring and acquisition charges

2. Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three months ended March 31, 2014, and 2013 are (a) net restructuring and acquisition charges and (b) net intangible amortization related to the 2011 King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share (“EPS”) for each net income total:

	Three Months Ended
	March 31,
($ in millions, except per share data)	2014	2013

GAAP net income attributable to common shareholders	$15.9	$13.2
Shares (in 000s)	45,202	45,055
GAAP diluted earnings per share	$0.35	$0.29

GAAP net income attributable to common shareholders	$15.9	$13.2
Restructuring and acquisition charges, net*	1.1	2.4
King Sturge intangible amortization, net	0.4	0.4
Adjusted net income	$17.4	$16.0

Shares (in 000s)	45,202	45,055

Adjusted diluted earnings per share	$0.39	$0.36
*See note 4 for more information on restructuring and acquisition charges

3. Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended
	March 31,
($ in millions)	2014	2013

GAAP net income	$16.1	$13.3
Add:
Interest expense, net of interest income	6.6	7.9
Provision for (benefit from) income taxes	(29.1)	4.4
Depreciation and amortization	22.4	19.1

EBITDA	$16.0	$44.7
Add:
Restructuring and acquisition charges	36.0	3.2
Adjusted EBITDA	$52.0	$47.9

4. Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.
Restructuring and acquisition charges of $36 million in the quarter ended March 31, 2014 include $35 million related to the write-off of an indemnification asset which arose from prior period acquisition activity. This write-off is offset by the recognition of a tax benefit of an equal amount in the provision for income taxes, and therefore has no impact on net income.

	Three Months Ended
	March 31, 2014
($ in millions)	GAAP	Adjusting Item	Adjusted

Income (loss) before income taxes and noncontrolling interest	$(13.0)	$34.5	$21.5
Provision for (benefit from) income taxes	(29.1)	34.5	5.4
Net income	$ 16.1		$ 16.1
Excluding the impact of this item, the adjusted provision for income taxes of $5.4 million reflects a 25 percent effective rate on adjusted income before income taxes of $21.5 million.

5. Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6. Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

7. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Annual Report on Form 10-Q for the quarter ended March 31, 2014, to be filed with the Securities and Exchange Commission shortly.

8. EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9. Certain prior year amounts have been reclassified to conform to the current presentation.